TRANSAMERICA FUNDS
Supplement dated January 1, 2010
to the Statement of Additional Information dated November 30, 2009
Transamerica Short-Term Bond
Effective January 1, 2010, the following information replaces in its entirety the table relating to Class A Share Dealer Reallowances (Transamerica Short-Term Bond) in the section entitled “Dealer Reallowances” on page 72 of the Statement of Additional Information:
Class A Share Dealer Reallowances
(Transamerica Short-Term Bond)

Reallowance to Dealers as a
Amount of Purchase	Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%*

*	No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.
* * *
Investors Should Retain this Supplement for Future Reference